UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Patriot Premium Dividend Fund II

Annual Report
10.31.09

Ticker | **PDT**

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

Preferred stocks posted very strong gains during the 12-month period ended October 31, 2009, fueled largely by a robust second-half recovery. For the year, John Hancock Patriot Premium Dividend Fund II returned 25.73% at net asset value (NAV) and 45.84% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s return was enhanced by a payment of $10.8 million it received from the settlement of a bankruptcy proceeding involving one of the Fund’s holdings, Touch America Holdings, Inc. For the same 12-month period, the Merrill Lynch Preferred Stock DRD-Eligible Index returned 3.26%, the Standard & Poor’s 500 Index returned 9.80% and the Standard & Poor’s 400 Mid-Cap Utilities Index returned 11.76%.

After suffering steep losses in early 2009, preferred stocks rebounded strongly in the second half amid healing in the financial markets, gradual improvement in economic conditions and investors’ growing appetite for higher-yielding alternatives to cash and U.S. Treasuries. The Fund’s best performers included utility preferred stocks, which held up comparatively well in the early 2009 market decline and were some of the earliest beneficiaries of investors’ move away from cash and Treasuries. In this category, PPL Energy Supply, LLC and Georgia Power Co. were two standouts. Preferred stocks issued by cable companies Comcast Corp. and Viacom, Inc. also fared well, due to their solid subscriber and earnings growth. Deutsche Bank and Sovereign Bancorp, Inc., a wholly-owned subsidiary of Spanish bank Santander, also posted good gains due to their high credit ratings, lack of government borrowing and recognition of their profitable global franchises. Some energy and utility common stocks that aided the Fund’s performance included BP PLC and Chevron Corp., which were helped by rising oil prices, and ONEOK, Inc. and OGE Energy Corp., which benefited from raising their dividends and from their profitable natural gas processing operations. Holdings in companies that postponed dividends in the face of wider-than-expected losses — namely CIT Group, Inc., which filed for bankruptcy —or cut dividends — namely Ameren Corp. — were a drag on the Fund’s performance.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Patriot Premium Dividend Fund II | Annual report

Portfolio summary

Top 10 Holdings[1]

Alabama Power Co., 5.200%	3.6%	HSBC USA, Inc., 2.858%	2.8%

Duquesne Light Co., 6.500%	3.2%	Bank of America Corp., 6.375%	2.8%

PPL Electric Utilities Corp., 6.250%,		Apache Corp., 5.680%,
Depository Shares	3.2%	Depository Shares, Ser B	2.6%

CH Energy Group, Inc.	3.2%	Nexen, Inc., 7.350%	2.4%

MetLife, Inc., 6.500%, Ser B	3.1%	Southern California Edison
		Co., 6.125%

Sector Composition[2,3]

Utilities	54%	Telecommunication Services	3%

Financials	29%	Other Sectors	5%

Energy	6%	Short-Term Investments	3%

1 As a percentage of the Fund’s total investments on October 31, 2009. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s total investments on October 31, 2009.

3 The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

Annual report | Patriot Premium Dividend Fund II	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-09

	Shares	Value

Common Stocks 38.69%		$188,769,819

(Cost $221,587,084)

Energy 0.63%		3,045,900

Oil, Gas & Consumable Fuels 0.63%

BP PLC, SADR	20,000	1,132,400

Chevron Corp.	25,000	1,913,500

Industrials 0.38%		1,853,800

Industrial Conglomerates 0.38%

General Electric Co. (Z)	130,000	1,853,800

Telecommunication Services 3.17%		15,483,550

Diversified Telecommunication Services 3.17%

AT&T, Inc. (Z)	315,000	8,086,050

Verizon Communications, Inc. (Z)	250,000	7,397,500

Utilities 34.51%		168,386,569

Electric Utilities 6.47%

American Electric Power Co., Inc.	200,000	6,044,000

Duke Energy Corp. (Z)	340,000	5,378,800

Entergy Corp.	35,000	2,685,200

Northeast Utilities	180,000	4,149,000

Progress Energy, Inc. (Z)	303,500	11,390,355

Progress Energy, Inc. (Z)(I)	337,750	54,040

Southern Co.	60,000	1,871,400

Gas Utilities 0.21%

ONEOK, Inc.	27,888	1,009,824

Multi-Utilities 27.83%

Alliant Energy Corp. (Z)	440,000	11,686,400

Ameren Corp. (Z)	80,000	1,947,200

Black Hills Corp.	90,000	2,193,300

CH Energy Group, Inc. (Z)	560,000	23,189,600

Consolidated Edison, Inc. (Z)	80,000	3,254,400

Dominion Resources, Inc. (Z)	175,000	5,965,750

DTE Energy Co. (Z)	435,000	16,086,300

Integrys Energy Group, Inc. (Z)	240,000	8,304,000

NiSource, Inc. (Z)	490,000	6,330,800

NSTAR (Z)	520,000	16,094,000

OGE Energy Corp. (Z)	255,000	8,471,100

PNM Resources, Inc. (Z)	500,000	5,360,000

See notes to financial statements

8	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

	Shares	Value
Multi-Utilities (continued)

Teco Energy, Inc. (Z)	570,000	$8,173,800

Vectren Corp. (Z)	200,000	4,508,000

Xcel Energy, Inc. (Z)	755,000	14,239,300

	Shares	Value

Preferred Stocks 107.93%		$526,594,899

(Cost $625,337,801)

Consumer Discretionary 1.18%		5,761,671

Media 1.18%

Comcast Corp., 7.000% (Z)	42,530	1,036,031

Viacom, Inc., 6.850% (Z)	206,000	4,725,640

Consumer Staples 2.92%		14,239,875

Food & Staples Retailing 2.92%

Ocean Spray Cranberries, Inc., 6.250%, Ser (S)(Z)	224,250	14,239,875

Energy 8.91%		43,490,714

Gas Utilities 1.30%

Southern Union Co., 7.550% (Z)	255,000	6,362,250

Oil, Gas & Consumable Fuels 7.61%

Apache Corp., 5.680%, Depositary Shares, Ser B (Z)	236,649	19,383,044

Nexen, Inc., 7.350% (Z)	759,000	17,745,420

Financials 44.04%		214,854,434

Capital Markets 1.06%

Goldman Sachs Group, Inc., 6.200%, Ser B (Z)	135,000	3,383,100

Lehman Brothers Holdings, Inc., 5.670%,
Depositary Shares, Ser D (I)	553,600	171,616

Lehman Brothers Holdings, Inc., 5.940%,
Depositary Shares, Ser C (I)	43,000	9,030

Morgan Stanley Capital Trust III, 6.250% (Z)	75,000	1,583,250

Commercial Banks 5.77%

Sovereign Bancorp, Inc., 7.300%, Depositary
Shares, Ser C (Z)	449,800	11,289,980

Wells Fargo & Co., 8.000% (Z)	690,000	16,870,500

Consumer Finance 7.43%

HSBC Finance Corp., 6.360%, Depositary
Shares, Ser B (Z)	35,600	679,960

HSBC Holdings PLC, 6.200%, Ser A (Z)	25,000	537,000

HSBC USA, Inc., 2.858% (Z)	499,000	20,459,000

SLM Corp., 6.970%, Ser A (Z)	445,500	14,567,850

Diversified Financial Services 21.15%

Bank of America Corp., 6.204%, Depositary
Shares, Ser D (Z)	960,000	17,059,200

Bank of America Corp., 6.375% (Z)	1,160,000	20,485,600

Bank of America Corp., 6.625% (Z)	360,000	6,602,400

Bank of America Corp., 8.200% (Z)	35,000	772,100

Bank of America Corp., 8.625%, Ser MER (Z)	102,000	2,371,500

CIT Group, Inc., 6.350%, Ser A (Z)	454,600	236,392

Citigroup Capital VII, 7.125%	30,000	595,800

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	9

F I N A N C I A L  S T A T E M E N T S

	Shares	Value
Diversified Financial Services (continued)

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	275,275	$5,618,363

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	542,000	12,498,520

JPMorgan Chase & Co., 5.490%, Ser G (Z)	278,000	12,204,200

JPMorgan Chase & Co., 5.720%, Ser F (Z)	328,760	14,909,266

JPMorgan Chase & Co., 6.150%, Ser E (Z)	209,100	9,846,519

Insurance 6.09%

MetLife, Inc., 6.500%, Ser B (Z)	1,055,000	22,925,150

Principal Financial Group, 6.518%, Ser B (P)(Z)	160,000	2,972,800

Prudential PLC, 6.750% (Z)	176,100	3,826,653

Real Estate Investment Trusts (REIT’s) 2.49%

Kimco Realty Co., 6.650%, Depositary Shares, Ser F (Z)	200,000	4,046,000

Public Storage, Inc., 6.125% (Z)	70,000	1,447,600

Public Storage, Inc., 6.450%, Depositary
Shares, Ser X (Z)	48,000	1,018,560

Public Storage, Inc., 6.750% (Z)	60,000	1,324,800

Public Storage, Inc., 6.950% (Z)	190,000	4,297,800

Thrifts & Mortgage Finance 0.05%

Federal Home Loan Mortgage Corp., (8.375%
to 12-31-12, then variable) Ser Z	55,000	60,500

Federal National Mortgage Association,
(8.250% to 12-13-10, then variable) Ser S	159,500	183,425

Industrials 1.85%		9,001,200

Road & Rail 1.85%

AMERCO, Inc., 8.500%, Ser A (Z)	390,000	9,001,200

Telecommunication Services 1.85%		9,044,865

Diversified Telecommunication Services 0.00%

Touch America Holdings, Inc., 6.875% (I)	161,778	—

Wireless Telecommunication Services 1.85%

Telephone & Data Systems, Inc., 6.625% (Z)	246,000	5,335,740

United States Cellular Corp., 7.500% (Z)	157,500	3,709,125

Utilities 47.18%		230,202,140

Electric Utilities 31.20%

Alabama Power Co., 5.200% (Z)	1,172,500	26,322,625

Carolina Power & Light Co., 5.440% (Z)	11,382	973,872

Duquesne Light Co., 6.500% (Z)	519,900	23,298,019

Entergy Arkansas, Inc., 6.450% (Z)	350,000	7,404,705

Entergy Mississippi, Inc., 6.250% (Z)	667,000	13,360,877

FPC Capital I, 7.100%, Ser A (Z)	242,500	6,062,500

Georgia Power Co., 6.000%, Ser R (Z)	80,000	2,015,200

HECO Capital Trust III, 6.500% (Z)	173,100	4,067,850

PPL Electric Utilities Corp., 4.400% (Z)	29,780	2,218,610

PPL Electric Utilities Corp., 4.600% (Z)	3,917	268,140

PPL Electric Utilities Corp., 6.250%, Depositary Shares (Z)	1,000,000	23,250,000

PPL Energy Supply, LLC, 7.000% (Z)	272,500	6,992,350

Public Service Electric & Gas Co., 4.180%, Ser B (Z)	53,677	4,076,768

Southern California Edison Co., 6.000%, Ser C (Z)	80,000	6,757,504

See notes to financial statements

10	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

			Shares	Value
Electric Utilities (continued)

Southern California Edison Co., 6.125% (Z)			195,000	$17,074,687

Westar Energy, Inc., 6.100% (Z)			333,700	8,075,540

Gas Utilities 0.37%

Southwest Gas Capital II, 7.700% (Z)			72,300	1,798,101

Independent Power Producers & Energy Traders 4.28%

Baltimore Gas & Electric Co., 6.700%, Ser 1993 (Z)			20,250	1,850,978

Baltimore Gas & Electric Co., 6.990%, Ser 1995 (Z)			134,000	11,595,194

Constellation Energy Group, Inc., 8.625%, Ser A (Z)			300,000	7,431,000

Multi-Utilities 11.33%

BGE Capital Trust II, 6.200% (Z)			616,000	13,244,000

Central Illinois Light Co., 4.640% (Z)			7,460	511,943

Interstate Power & Light Co., 7.100%, Ser C (Z)			176,600	4,459,150

Interstate Power & Light Co., 8.375%, Ser B (Z)			132,800	3,685,200

NSTAR Electric Co., 4.780% (Z)			100,000	7,628,130

Public Service Electric & Gas Co., 4.300%, Ser C (Z)			8,280	603,281

Public Service Electric & Gas Co., 6.920% (Z)			131,425	12,374,492

Sempra Energy Corp., 4.360% (Z)			38,500	2,849,000

Sempra Energy Corp., 4.750% (Z)			12,610	998,949

Union Electric Co., 3.700% (Z)			12,262	789,366

Virginia Electric & Power Co., 6.980% (Z)			45,500	4,488,862

Xcel Energy, Inc., 4.080%, Ser B (Z)			8,610	582,897

Xcel Energy, Inc., 4.110%, Ser D (Z)			33,691	2,358,370

Xcel Energy, Inc., 4.160%, Ser E (Z)			9,410	733,980

		Maturity
	Yield*	date	Par value	Value

Short-Term Investments 4.20%				$20,499,972

(Cost $20,499,972)

Commercial Paper 4.20%				20,499,972
Chevron Funding Corp.	0.050%	11-02-09	$20,500,000	20,499,972

Total investments (Cost $867,424,857)† 150.82%				$735,864,690

Other assets and liabilities, net (50.82%)			($247,970,963)

Total net assets 100.00%				$487,893,727

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

SADR Sponsored American Depositary Receipts (I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral for the Committed Facility Agreement. Total collateral value at October 31, 2009 was $589,623,016.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At October 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $870,240,552. Net unrealized depreciation aggregated $134,375,862, of which $15,687,218 related to appreciated investment securities and $150,063,080 related to depreciated investment securities.

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $867,424,857)	$735,864,690
Cash	15,398
Receivable for investments sold	636,417
Dividends receivable	3,273,104
Other receivables and prepaid assets	80,289

Total assets	739,869,898

Liabilities

Committed facility agreement payable (Note 7)	249,600,000
Payable for investments purchased	2,068,846
Interest payable (Note 7)	24,464
Payable to affiliates
Accounting and legal services fees	13,313
Transfer agent fees	80,909
Management fees	39,742
Other liabilities and accrued expenses	148,897

Total liabilities	251,976,171

Net assets

Capital paid-in	$616,329,826
Undistributed net investment income	6,055,279
Accumulated net realized gain (loss) on investments	(2,931,211)
Net unrealized appreciation (depreciation) on investments	(131,560,167)

Net assets	$487,893,727

Net asset value per share

Based on 49,969,927 shares of beneficial interest outstanding —
unlimited number of shares authorized with no par value	$9.76

See notes to financial statements

12	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-09

This Statement of Operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Dividends	$50,302,187
Interest	7,871
Less foreign taxes withheld	(863)

Total investment income	50,309,195

Expenses

Investment management fees (Note 4)	5,882,548
Transfer agent fees	289,876
Accounting and legal services fees (Note 4)	663,664
Trustees’ fees	64,651
Professional fees	236,325
Custodian fees	106,709
Stock exchange listing fees	46,472
Interest expense (Note 7)	3,334,084
Other	124,086

Total expenses	10,748,415

Net investment income	39,560,780

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(104,443)
(104,443)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	53,645,136
53,645,136
Net realized and unrealized gain	53,540,693
Increase in net assets from operations	$93,101,473

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	13

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-09	10-31-08

Increase (decrease) in net assets

From operations
Net investment income	$39,560,780	$45,624,806
Net realized gain (loss)	(104,443)	10,328,404
Change in net unrealized appreciation (depreciation)	53,645,136	(233,432,165)
Distributions to DARTS	—	(11,177,829)

Increase (decrease) in net assets resulting from operations	93,101,473	(188,656,784)

Distributions to shareholders
From net investment income	(36,483,314)	(32,053,509)
From net realized gain	(6,527,650)	(784,872)

Total distributions	(43,010,964)	(32,838,381)

From Fund share transactions (Note 5)	(18,353,857)	(31,565,136)

Total increase (decrease)	31,736,652	(253,060,301)

Net assets

Beginning of year	456,157,075	709,217,376

End of year	$487,893,727	$456,157,075

Undistributed net investment income	$6,055,279	$2,820,618

See notes to financial statements

14	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 10-31-09

This statement of cash flows shows cash used or provided by operating and financing activities for the period stated.

For the
year ended
10-31-09

Cash flows from operating activities

Net increase in net assets from operations	$93,101,473
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term Investments purchased	(43,495,844)
Long-term Investments sold	59,872,010
Increase in short-term investments	(17,213,042)
Net amortization of premium (discount)	11,485,592
Increase in dividends and interest receivable	(661,004)
Decrease in receivable from affiliates	160,136
Increase in payable for investments purchased	1,948,559
Increase in receivable for investments sold	(636,417)
Decrease in prepaid Committed Facility Agreement administration fees	247,185
Increase in other receivables and prepaid expenses	(80,289)
Decrease in payable to affiliates	(585,184)
Decrease in interest payable	(14,324)
Decrease in accrued expenses	(308,960)
Net change in unrealized (appreciation) depreciation on investments	(53,645,136)
Net realized loss on investments	104,443

Net cash provided by operating activities	$50,279,198

Cash flows from financing activities
Borrowings from committed facility agreement payable	28,100,000
Repayments of committed facility agreement payable	(17,000,000)
Repurchase of common shares	(18,353,857)
Distributions to common shareholders	(43,010,964)

Net cash used in financing activities	($50,264,821)

Net increase in cash	$14,377

Cash at beginning of period	$1,021

Cash at end of period	$15,398

Supplemental disclosure of cash flow information

Cash paid for interest	$3,101,223

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-09	10-31-08	10-31-07	10-31-06	10-31-05[1]

Per share operating performance

Net asset value, beginning of year	$8.67	$12.61	$12.87	$11.78	$11.73
Net investment income[2]	0.77	0.82	0.87	0.88	0.85
Net realized and unrealized gain (loss)
on investments	1.15	(3.98)	(0.24)	1.11	0.14
Distributions to DARTS*	—	(0.20)	(0.29)	(0.25)	(0.17)
Total from investment operations	1.92	(3.36)	0.34	1.74	0.82
Less distributions
From net investment income	(0.72)	(0.58)	(0.60)	(0.65)	(0.77)
From net realized gain	(0.12)	(0.01)	—	—	—
Total distributions	(0.84)	(0.59)	(0.60)	(0.65)	(0.77)
From anti-dilutive impact of tender offer
and shares repurchase	0.01[3]	0.01[4]	—	—	—
Net asset value, end of year	$9.76	$8.67	$12.61	$12.87	$11.78
Per share market value, end of year	$9.14	$7.00	$10.59	$11.26	$11.05
Total return at net asset value (%)[5]	25.73	(26.60)	3.32	15.91	7.14[6]
Total return at market value (%)[5]	45.84	(29.43)	(0.83)	8.11	5.35

Ratios and supplemental data

Net assets applicable to common shares,
end of year (in millions)	$488	$456	$709	$194	$177
Ratios (as a percentage of average
net assets):
Expenses (excluding interest expense)	1.73	1.64	1.71	1.67	1.67
Interest expense (Note 8)	0.77	0.58	—	—	—
Expenses (including interest expense)	2.50	2.22	1.71[7]	1.67[7]	1.67[7]
Net investment income	9.21	7.59	6.86[8]	7.36[8]	6.96[8]
Portfolio turnover (%)	7	15	14[9]	24	11

COMMON SHARES Period ended	10-31-09	10-31-08	10-31-07	10-31-06	10-31-05[1]

Senior securities

Total value of DARTS outstanding
(in millions)	—	—	$351	$100	$100
Involuntary liquidation preference per unit
(in thousands)	—	—	$100	$100	$100
Average market value per unit (in thousands)	—	—	$100	$100	$100
Asset coverage per unit[10]	—	—[11]	$300,814	$292,301	$276,340
Total debt outstanding end of year
(in millions) (Note 7)	$250	$239	—	—	—
Asset coverage per $1,000 of DARTS[12]	—	—	$3,016	$2,930	$2,772
Asset coverage per $1,000 of debt[13]	$2,954	$2,913	—	—	—

* Dutch Auction Rate Transferable Securities

See notes to financial statements

16	Patriot Premium Dividend Fund II | Annual report

F I N A N C I A L  S T A T E M E N T S

1 Audited by previous independent registered public accounting firm.

2 Based on the average daily shares outstanding.

3 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,856 in redemptions. The tender offer had a $0.01 NAV impact.

4 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.

5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

6 Unaudited.

7 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.13%, 1.07%, and 1.08% for the years ended 10-31-07, 10-31-06 and 10-31-05, respectively.

8 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.54%, 4.74%, and 4.50% for the years ended 10-31-07, 10-31-06 and 10-31-05, respectively.

9 Excludes merger activity.

10 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

11 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to refinance the DARTS. The redemption of all DARTS was completed on July 3, 2008.

12 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end (Note 6).

13 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 6).

See notes to financial statements

Annual report | Patriot Premium Dividend Fund II	17

Notes to financial statements

Note 1
Organization

John Hancock Patriot Premium Dividend Fund II (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Events or transactions occurring after the period and through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by independent pricing services, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on bid quotations, or evaluated prices, as applicable, obtained from broker-dealers or fair valued as described below. Certain short-term debt instruments are valued at amortized cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities,

18	Patriot Premium Dividend Fund II | Annual report

certain foreign equities, unlisted rights and warrants, and fixed income securities.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009, by major security category or security type.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS

Consumer Discretionary	$5,761,671	—	—	$5,761,671
Consumer Staples	—	$14,239,875	—	14,239,875
Energy	27,153,570	19,383,044	—	46,536,614
Financials	214,854,434	—	—	214,854,434
Industrials	10,855,000	—	—	10,855,000
Telecommunication	24,528,415	—	—	24,528,415
Services
Utilities	265,908,951	132,679,758	—	398,588,709
Short-term investments	—	20,499,972	—	20,499,972

Total Investments in	$549,062,041	$186,802,649	—	$735,864,690
Securities

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	COMMON	PREFERRED	TOTAL
	STOCK	STOCK

Balance as of October 31, 2008	$111,457	$19,621,875	$19,733,332
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation	—	—	—
(depreciation)
Net purchases (sales)	—	—	—
Net transfers in and/out of Level 3	(111,457)	(19,621,875)	(19,733,332)
Balance as of October 31, 2009	—	—	—

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied

Annual report | Patriot Premium Dividend Fund II	19

procedures. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Fund’s Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $115,516 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that the carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid. The loss carryforward expires as follows: October 31, 2017 — $115,516.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends monthly. Capital gain distributions, if any, are paid annually. During the year ended October 31, 2009, the tax character of distributions paid was as follows: ordinary income $36,499,481 and long-term capital gain $6,511,483. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $42,967,383 and long-term capital gain $1,048,827.

As of October 31, 2009, the components of distributable earnings on a tax basis included $6,109,651 of undistributed ordinary income.

Such distributions and distributable earnings on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended October 31, 2009, there were no permanent material book-tax differences.

Statement of cash flows

The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business,

20	Patriot Premium Dividend Fund II | Annual report

-

the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 4
Investment advisory and
other agreements

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), an indirect subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.50% of the Fund’s averaged daily managed assets and the value attributable to the committed facility agreement, (collectively, managed assets), plus 5.00% of the Fund’s daily gross income, which amounted to $2,527,932. The effective rate for the year ended October 31, 2009 was 0.89% of weekly managed assets. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s averaged daily managed assets. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, compliance, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the year amounted to $663,664.

Trustees’ fees

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 5
Fund share transactions

Common shares

This listing illustrates the Fund’s common shares repurchased for years ended October 31, 2009 and October 31, 2008 along with the corresponding dollar value.

		Year ended 10-31-09		Year ended 10-31-08
	Shares	Amount	Shares	Amount

Repurchased	(2,629,996)	($18,353,857)	(3,623,017)	($31,565,136)

In December 2007, the Board of Trustees approved a share repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. During the year ended October 31, 2008, the Fund repurchased 854,600 common shares or 1.52% of the outstanding common shares. The share repurchase plan expired on December 31, 2008.

On March 11, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund offers to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve-week measurement period.

Annual report | Patriot Premium Dividend Fund II	21

On October 23, 2008, the Fund completed the first tender offer. The Fund accepted 2,768,417 shares for payment, which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on October 23, 2008 at $8.38 per share, representing 98% of the NAV per share on October 23, 2008.

On March 27, 2009, the Fund completed the second tender offer. The Fund accepted 2,629,996 shares for payment, which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the NAV per share on March 27, 2009.

Note 6
Leverage

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. Prior to May 7, 2008, the Fund used Dutch Auction Rate Transferable Securities (DARTS) preferred shares for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit or be disadvantaged from leverage. The Adviser’s fee is also incurred from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In May 2008, the Fund’s Trustees approved a plan whereby the Fund’s form of leverage has changed from DARTS to a Committed Facility Agreement (the CFA). A third party financial institution has agreed to provide this credit facility that enabled the refinancing of the DARTS to debt. The redemption of all series was completed on July 3, 2008. Below is a comparison of the leverage methods utilized by the Fund:

22	Patriot Premium Dividend Fund II | Annual report

	DARTS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)

Maximum Leverage	$351 million	$284 million
amount

Costs Associated with	Dividends paid to preferred	Interest expense (one month LIBOR
Leverage	shareholders (maximum rate	(reset daily) plus 0.85%)*
equals the overnight commercial
paper rate plus 1.25%)

	DARTS auction fees	Arrangement fee**

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA).
Preferred share transfer
agent expenses

* Prior to January 1, 2009 the rate was overnight LIBOR plus 0.70%.
** Arrangement fee is $710,000.

Interest expense, arrangement fees and commitment fees are included in the Statement of Operations as interest expense. See Note 7 for further details of the CFA.

Note 7
Committed facility agreement

The Fund has entered into a Committed Facility Agreement (the CFA) with a third party financial institution that allows it to borrow up to an initial limit of $284 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the securities owned by the fund. Interest is charged at the one month LIBOR (reset daily) plus 0.85% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fee of 0.60% per annum on the unused portion of the facility. Arrangement and commitment fees for the year ended October 31, 2009 totaled $247,185 and $311,725, respectively, and are included in interest expense in the Statement of Operations. As of October 31, 2009, the Fund had borrowings of $249,600,000 at an interest rate of one month LIBOR (reset daily) + 0.85%. For the period from November 1, 2008 to October 31, 2009, the average borrowings under the CFA and the average interest rate were $232,757,534 and 1.19%, respectively. The Fund may terminate the CFA upon 270 days’ notice to the lender and, if the Board determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders, the Fund may terminate the CFA on 60 days’ notice. In certain circumstances, the CFA may automatically terminate and, in other specified circumstances, it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the CFA, and it may modify or terminate the CFA upon 270 days’ notice.

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities, during the year ended October 31, 2009, aggregated $43,495,844 and $59,872,010, respectively.

Annual report | Patriot Premium Dividend Fund II	23

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Premium Dividend Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Premium Dividend Fund II (the “Fund”) at October 31, 2009, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

24	Patriot Premium Dividend Fund II | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2009.

The Fund has designated distributions to shareholders of $6,511,483 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2009, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010.

This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Patriot Premium Dividend Fund II	25

Investment objective and policy

The Fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

On January 25, 2008, the Fund’s Trustees approved a change to the fund’s investment policy regarding investments in securities of companies in the utilities industry. The Fund’s non-fundamental policy stating that the Fund normally will invest more than 65% of its total assets in securities of companies in the utilities industry was changed to a fundamental policy to state that the Fund normally will invest more than 25% of its total assets in securities of companies in the utilities industry.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders.

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

26	Patriot Premium Dividend Fund II | Annual report

Dividends and distributions

During the year ended October 31, 2009, dividends from net investment income totaling $0.716 per share and distributions from capital gains totaling $0.1241 were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME

PAYMENT DATE	DIVIDEND

November 28, 2008	$0.0480
December 31, 2008	0.0550
January 30, 2009	0.0550
February 27, 2009	0.0550
March 31, 2009	0.0550
April 30, 2009	0.0550
May 29, 2009	0.0605
June 30, 2009	0.0605
July 31, 2009	0.0605
August 31, 2009	0.0705
September 30, 2009	0.0705
October 30, 2009	0.0705

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION

December 31, 2008	$0.1241

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Annual report | Patriot Premium Dividend Fund II	27

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

28	Patriot Premium Dividend Fund II | Annual report

Shareholder meeting (unaudited)

On April 28, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Patriot Premium Dividend Fund II was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting upon:

Proposal 1: Election of six Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 28, 2009.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	44,496,905	2,855,469
Charles L. Ladner	44,530,808	2,821,566
Stanley Martin	44,579,729	2,772,645
John A. Moore	44,527,296	2,825,078
Gregory A. Russo	44,587,241	2,865,133
John G. Vrysen	44,573,388	2,778,986

Proposal 2: To adopt a new form of investment advisory agreement.

PROPOSAL 2 PASSED ON APRIL 28, 2009.

For	29,147,270
Against	2,394,770
Withheld	716,644
Broker Non-Votes	15,093,690

Annual report | Patriot Premium Dividend Fund II	29

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory Agreement

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Patriot Premium Dividend Fund II (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of existing advisory and subadvisory agreements. At meetings held on May 6–7 and June 8–9, 2009, the Board considered the renewal of:

(i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and

(ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the Fund.

The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund. The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance department. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the performance of a peer group of comparable funds (the Peer Group) and two benchmark indices. The funds within the Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Morningstar was not able to select

30	Patriot Premium Dividend Fund II | Annual report

a comparative category of relevant funds (the Category) for the Fund. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund. The Board also considered updated performance information at its May and June 2009 meetings. Performance and other information may be quite different as of the date of this shareholders report.

The Board viewed favorably that the Fund’s performance during all periods under review was higher than the performance of the Peer Group median and one of its benchmark indices, the Merrill Lynch Preferred Stock DRD Eligible Index. The Board noted that the Fund’s performance for all the periods under review was lower than its other benchmark index, the Barclays Capital US Aggregate Bond Index, as was the Peer Group.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Net Expense Ratio was inline with the Peer Group median. The Board also noted that the Fund’s Gross Expense Ratio was higher than the Peer Group median. The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

Annual report | Patriot Premium Dividend Fund II	31

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

32	Patriot Premium Dividend Fund II | Annual report

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Annual report | Patriot Premium Dividend Fund II	33

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

34	Patriot Premium Dividend Fund II | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2002	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	1989	47

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1995	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009), Lincoln National Corporation (insurance) (since 2006), Resolute Energy Corporation (oil and gas) (since 2009), Southwest Airlines (since 2000), Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (2003–2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner, Born: 1938	1992	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Annual report | Patriot Premium Dividend Fund II	35

Independent Trustees (continued)
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2002	47

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	1992	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	262

Senior Executive Vice President (since 2009), Executive Vice President (1999–2009), Manulife Financial
Corporation; Director and President, John Hancock Variable Life Insurance Company (since 2007);
Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and
John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management
Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.)
(until 2004).

36	Patriot Premium Dividend Fund II | Annual report

Non-Independent Trustees[3] (continued)
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen,[4] Born: 1955	2009	47

Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation;
Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The
Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and
John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief
Operating Officer, John Hancock Funds and JHF III (2007–2009); Director, John Hancock Signature
Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC,
The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”),
JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005–2007).

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Funds,
LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services
(since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management
Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds (since 2005) and
JHF III (since 2006); Executive Vice President (since 2009), President and Chief Executive Officer (until
2009), JHT and JHF II; Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since
2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Senior Vice President (since 2007),
Vice President (2005–2007), John Hancock Advisers, LLC; Senior Vice President (since 2008), Vice
President (2006–2008), John Hancock Investment Management Services, LLC; Senior Vice President
(since 2006), Vice President (2005–2006), 2nd Vice President (2004–2005), John Hancock Funds,
LLC; Chief Operating Officer (since 2009), Vice President (2007–2009), John Hancock Funds and JHF
III; Vice President (since 2006), John Hancock Funds II and John Hancock Trust; Senior Vice President
(2005–2009), Product Management and Development for John Hancock Funds, LLC; Vice President and
Director (1998–2005), Marketing and Product Management for John Hancock Funds, LLC.

Annual report | Patriot Premium Dividend Fund II	37

Principal officers who are not Trustees (continued)
Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Secretary and Chief
Legal Counsel, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2008); Secretary, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (since 2007);
Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000–2004); Secretary and
Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (until 2007); Vice President and Chief Compliance
Officer, MFC Global (U.S.) (2005–2008); Vice President and Assistant Treasurer, Fidelity Group of
Funds (until 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–
2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder
Funds, Deutsche Asset Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset
Management, previously Scudder, Stevens & Clark (1996–2003).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Boyle, Mr. Pruchansky, Ms. Jackson and Ms. McGill Peterson serve as Trustees for a term expiring in 2010; Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; and Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of Audit Committee. Mr. Pruchansky was appointed by the Board of Trustees effective September 1, 2009.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Vrysen was elected by the shareholders at an annual shareholders meeting on April 28, 2009.

38	Patriot Premium Dividend Fund II | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky††
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services

Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Andrew G. Arnott‡	PricewaterhouseCoopers LLP
Chief Operating Officer
Stock symbol
Thomas M. Kinzler	Listed New York Stock Exchange: PDT
Secretary and Chief Legal Officer
For shareholder assistance
Francis V. Knox, Jr.	refer to page 28
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone§
Treasurer

* Member of the Audit Committee
†† Member of the Audit Committee effective 9-1-09
† Non-Independent Trustee
‡ Effective 9-1-09
§ Effective 5-7-09

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Annual report | Patriot Premium Dividend Fund II	39

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P200A 10/09
12/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $39,932 for the fiscal year ended October 31, 2009 and $52,756 for the fiscal year ended October 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2009 and $43,700 for the fiscal year ended October 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,202 for the fiscal year ended October 31, 2009 and $3,500 for the fiscal year ended October 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $55 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2008 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,199,855 for the fiscal year ended October 31, 2009 and $4,591,272 for the fiscal year ended October 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other

Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: 4 (four) accounts
with total assets of approximately $2.6 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so that each account receives the same price. When not possible or when it may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial Corporation.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
	Shares	per	Announced	Under
Period	Purchased *	Share	Plan	the Plan

November 1, 2008 to
November 30,2008	0	0	0	2,629,996

December 1, 2008 to
December 31,2008	0	0	0	2,629,996

January 1, 2009 to
January 31,2009	0	0	0	2,629,996

February 1, 2009 to
February 28, 2009	0	0	0	2,629,996

March 1, 2009 to
March 31, 2009	2,629,996	$6.98	2,629,996	0

April 1, 2009 to
April 30, 2009	0	0	0	0

May 1, 2009 to
May 31, 2009	0	0	0	0

June 1, 2009 to
June 30, 2009	0	0	0	0

July 1, 2009 to
July 31, 2009	0	0	0	0

August 1, 2009 to
August 31, 2009	0	0	0	0

September 1, 2009 to
September 30, 2009	0	0	0	0

October 1, 2009 to
October 31, 2009	0	0	0	0

Total	2,629,996	$6.98

*On March 11, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund will offer to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually. On March 27, 2009, the Fund completed the tender offer. The Fund accepted 2,629,996 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the NAV per share on March 27, 2009.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: December 18, 2009